GCAT 2022-INV1 Trust ABS-15G

Exhibit 99.1

GCAT 2022-INV1

Wipro Opus Risk Solutions, LLC Executive Narrative

Wipro Opus Risk Solutions LLC

300 Tri-State International | Suite 320

Lincolnshire, IL 60069
224.632.1300 | wiproopusrisksolutions.com

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Executive Narrative

December 7, 2021

Performed by

Wipro Opus Risk Solutions, LLC

For

Bank of America, National Association

This report summarizes the results of a due diligence review performed on a pool of 11 loans provided by Bank of America, National Association (Client) who provided Wipro Opus Risk Solutions, LLC (Consultant) with a data tape, which represented a 100% sample, and loaded into the OpusFirst® and Paragon® underwriting software. Consultant performed a detailed compliance and credit review on all loans.

As detailed herein, 100% of the 11 loans were GSE eligible investment properties. For credit, conforming loans are re-underwritten in accordance to the automated underwriting system (DU/LP) and eligible for GSE delivery. There are 2 loans with application dates on or after 7/1/2021. Client was not attempting to achieve a Verified Safe Harbor. The loans were reviewed to the lender underwriting guides. For valuation, the conforming loan waterfall, as detailed in “Notes on Independent Third Party Values”, starts with an AVM product rather than a CDA.

Opus was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Credit Qualification

A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

Notes: Credit Qualifications:

1.1	Guidelines

Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q, if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines or Freddie Mac’s Seller guidelines.

Since the entire population was eligible for GSE, Consultant underwrote to Fannie Mae DU guides or Freddie Mac LP guides per the AUS in the loan file.

1.2	Employment

Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

1.3	Income

Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

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1.4	Assets

Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

1.5	Debt Ratio

Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

1.6	Property Valuation

Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.

1.7	Loan-to-Value Ratio

Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.

1.8	Credit History

Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

1.9	Credit Scores

Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines

1.10	Compensating Factors

Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

1.11 Collateral Docs

1.11.1	Title Commitment / Policy

Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

1.11.2	Mortgage Note / Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.

1.11.3	Mortgage / Deed of Trust

Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 6 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 6 of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

1.11.4	Conveyance Deed

Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

1.12 Closing Docs

1.12.1	Final Hud-1 Settlement Statement

Verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements. Determine whether funds were collected to satisfy any prior liens that appeared on the title commitment.

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1.12.2	Final Truth-in-Lending Disclosure

Verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

1.12.3	Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

1.12.4	If required verify the presence of the current Loan Estimate (LE) at the time of origination.

1.12.5	If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

1.13 Credit Docs

1.13.1	Loan Application

Verify the presence and completeness of both the initial and final loan applications.

1.13.2	Underwriting Worksheet

Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

1.13.3	Credit Report

Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines. Confirm that all relevant installment and revolving debt are included in the calculation of debt ratio calculations.

1.13.4	Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

1.13.5	Letters of Explanation

When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

1.13.6	Gift Letters

When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

1.13.7	Income Documentation

Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

1.13.8	Asset Documentation

Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

1.13.9	Property Valuation Tools

Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

1.13.10	Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

1.14 Data Integrity

A comparison with respect to certain fields on the data tape was performed by comparing electronic copies of the original mortgage loan documents provided to the corresponding information set forth on the data tape. The comparisons were performed with respect to certain Mortgage Loan characteristics, including but not limited to, interest only, sales price, note date, occupancy, QM status, loan type, application date, loan purpose, units, zip code, interest rate, second mortgage lien amount, original balance, property city, FICO, property type, original payment, property address, appraised value, LTV, CLTV, and DTI. Discrepancies were reviewed with the originator and the data tape was modified if necessary.

Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

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2.0	Federal Truth in Lending/Regulation Z

A review of the material compliance disclosures set forth in Reg Z as amended including Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable. A review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

2.1	Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions (i.e. this is all calendar days (Monday through Friday) excluding Saturdays, Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

2.2	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application

2.2.1	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

2.2.2	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing

2.2.3	3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

2.2.4	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream

2.3	Home Ownership Equity Protection Act (HOEPA) testing, to include:

2.3.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]

2.3.2	Points and Fees test [HOEPA (§1026.32(a)(2))]

2.3.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

2.3.4	Review and confirm documentation type (i.e. full, stated, no ratio)

2.3.5	Review for evidence of prepayment penalty

2.3.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

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2.4	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

2.4.1	Good Faith Estimate (GFE):

2.4.2	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

2.4.3	Confirm the presence of the current GFE form in effect at the time of origination.

2.4.4	Verify the GFE was provided to the borrower(s) within three days of “Application”.

2.4.5	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:

●	Borrower(s) First and Last Name

●	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

●	Subject Property Address

●	Mortgage Loan Amount Sought

●	Estimation of Property Value

●	Monthly Income

●	Any other requirement as defined in the lender’s policies and procedures

2.4.6	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

2.4.7	Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

2.4.8	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

2.4.9	Change of Circumstance Definition:

2.4.9.1	Acts of God, war, disaster or other emergency;

2.4.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

2.4.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or

2.4.9.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

2.4.9.5	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

2.4.9.6	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

2.4.10	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

2.4.10.1	Confirm the presence of the current applicable Final HUD-1 form

2.4.10.2	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

2.4.11	Good Faith Estimate (GFE) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

2.4.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

●	Origination Charge

●	Credit or Charge for Interest Rate Chosen

●	Adjusted Origination Charge

●	Transfer Taxes

2.4.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

●	Lender-required settlement services (lender selects third-party provider);

●	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

●	Government recording charges

2.4.12	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

2.4.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

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2.4.14	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

2.4.15	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

2.5	QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

2.5.1	Ability-to-Repay:

2.5.1.1	Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

2.5.1.2	Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:

●	Income and assets

●	Current employment status

●	Monthly qualifying mortgage payment for the proposed loan

●	Monthly qualifying mortgage payment for the simultaneous loan on the same property

●	Monthly payments for taxes, insurance and HOA, etc.

●	Debts, alimony and child support

●	Qualifying monthly DTI and residual income

●	Credit history

2.5.1.3	If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

2.5.1.4	ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

2.5.2	Qualified Mortgage

Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM) Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:

●	No Negative Amortization and no interest only payments

●	No loan terms to exceed 30 years

●	Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)

●	Only documented verifications may be used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

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2.5.3	QM DTI Testing

The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

2.5.4	TQM Guideline Testing

2.5.4.1	For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

●	LTV / CLTV

●	DTI – using the same calculation guidelines as QM

●	Credit Score

●	Reserves

●	Maximum Loan Amount

●	Maximum Cash Out

●	Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

2.5.5	Points and Fees Testing

2.5.5.1	All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below:

●	Finance charge - Third-party settlement services and Lender/Broker/Affiliate payments included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file.

●	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.

●	Real estate-related fees

●	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments

●	Maximum prepayment penalty

●	Prepayment penalty paid in a refinance.

2.5.5.2	In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:

●	3 percent of the total loan amount for a loan greater than or equal to $100,000

●	$3,000 for a loan greater than or equal to $60,000 but less than $100,000

●	5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000

●	$1,000 for a loan greater than or equal to $12,500 but less than $20,000

●	8 percent of the total loan amount for a loan less than $12,500

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2.5.6	QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

●	QM – NonHPML [QM or TQM – Pass / HPML – No]

●	QM – HPML [QM or TQM – Pass / HPML – Yes]

●	NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]

●	NonQM – Noncompliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]

●	Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

2.5.7	HPML Testing – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

2.5.8	Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

2.5.9	HPML Appraisal Rule – Non-QM

An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

●	Three day disclosure from application of the right to a free copy

●	Written appraisal from certified or licensed appraiser

●	Interior inspection

●	Delivery of copies no later than 3 days prior to consummation

●	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

●	The difference in the original sales price and the subsequent sales price

●	Changes in market conditions

●	Property improvements

There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements

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2.6	TRID (TILA RESPA Integrated Disclosures) – Truth in Lending Act/Regulation Z (as Amended by the TILA/RESPA Integrated Disclosures Act). Each mortgage loan will be reviewed to ensure compliance for applications received on or after 10/03/2015, or most current amendments to TILA and Regulation Z (TILA/RESPA Integrated Disclosure Rule).

SFIG TILA RESPA Integrated Disclosure Review Procedures:

The Consultant has reviewed TRID loans using loan level grading, cure provisions and general guidance associated with proposed TRID Compliance Review Scope issued by The Structured Finance Industry Group (hereinafter known as SFIG). The Customer acknowledges that the SFIG guidance is “proposed”, is not finalized and reflects potential for amendments based on additional rule making or guidance from the CFPB or adjudication from the U.S. Supreme Court that may over turn prevailing U.S. Circuit Court rulings.  The Client accepts and understands the potential risks associated with any potential future amendments resulting from guidance or rulings from the Bureau or the courts. All TRID exceptions were graded utilizing the current SFIG/TRID 3.0 grading matrix.

2.6.1	Loan Estimate (LE):

2.6.1.1	Consultant will confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including:

2.6.1.1.1	Confirm the presence of the current Loan Estimate (LE) form in effect at the time of origination.

2.6.1.1.2	Verify the LE was provided to the borrower(s) within three days of “Application”.

2.6.1.2	Application shall be defined by §1026.2(a)(3) and generally be considered complete when the following six conditions are met:

●	Borrower(s) First and Last Name

●	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

●	Subject Property Address

●	Mortgage Loan Amount Sought € Estimation of Property Value

●	Monthly Income.

2.6.1.3	Verify the LE was provided to the borrower(s) at least 7 business days prior to loan consummation, unless the borrower provides appropriate waiver documentation to support an earlier closing based on a bona fide financial emergency

2.6.1.4	Consultant will verify that the creditor provided a revised estimate of a charge in the form of a revised LE (or at the time of delivery of the CD, depending on the loan circumstances) for any of the following reasons (1026.19(e)(3)(iv)) This may be repeated with revised Les and CDs as provided for legitimate change of circumstances and the timing for providing the document prior to or at the loan closing:

2.6.1.4.1	Changed circumstances. Changed Circumstances that cause the estimated settlement charges to increase or, in the case of estimated charges identified in section 1026.19(e)(3)(ii), cause the aggregate amount of such charges to increase by more than 10 percent. (1026.19(e)(3)(iv)(A)) For purposes of this and the following procedure, “changed circumstance” means:

●	An extraordinary event beyond the control of any interested party or other unexpected event specific to the consumer or transaction (1026.19(e)(3)(iv)(A)(1));

●	Information specific to the consumer or transaction that the creditor relied upon when providing the Loan Estimate and that was inaccurate or changed after the disclosures were provided (1026.19(e)(3)(iv)(A)(2));

●	New information specific to the consumer or transaction that he creditor did not rely on when providing the original Loan Estimate (1026.19(e)(3)(iv)(A)(3)).

2.6.1.5	Changed circumstance affecting eligibility. The consumer is ineligible for an estimated charge previously disclosed because a changed circumstance affected the consumer’s creditworthiness or the value of the security for the loan. (1026.19(e)(3)(iv)(B)).

2.6.1.6	Revisions requested by the consumer. The consumer requests revisions to the credit terms or the settlement that cause an estimated charge to increase. (1026.19(e)(3)(iv)(E).

2.6.1.7	Interest rate dependent charges. The points or lender credits change because the interest rate was not locked when the Loan Estimate was provided. (1026.19(e)(3)(iv)(D)).

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2.6.2	Closing Disclosure (CD):

2.6.2.1	Consultant will confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including (also see Section 3.1.4.9 for details):

●	Confirm the presence of the current applicable Closing Disclosure (CD);

●	Confirm the CD accurately lists all fees.

●	Confirm receipt of the initial CD at least 3 days prior to consummation

2.6.2.2	Loan Estimate (LE) and Closing Disclosure (CD) analysis: Confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including fees with no variance, fees with a 10% tolerance and fees with no tolerance:

2.6.2.3	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD subject to no variance:

●	Charges paid to Lender including points

●	Charges paid to mortgage broker

●	Third Party charges paid to an affiliate of lender or mortgage broker

●	Third Party charges for which the lender does not permit the borrower to shop

●	Transfer Taxes

●	Lender credits (test is greater than or equal to)

2.6.2.4	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD (10% tolerance):

●	Charges for Third Party services where the charges are not paid to the Lender, mortgage broker or an affiliate of Lender or mortgage

●	Charges where the borrower is permitted by the lender to shop for Third Party services AND the borrower selects a Third Party service provider from the Lender’s Written List of Service Providers

●	Recording Fees

2.6.2.5	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD (no tolerance)

●	Prepaid Interest

●	Property Insurance

●	Amounts placed in escrow, impound, reserves

●	Charges where the borrower is permitted by the lender to shop for Third Party services AND the borrower selects a Third Party service provider not on the Lender’s Written List of Service Providers, and not an affiliate of Lender or mortgage broker

●	Charges for Third Party services not required by Lender, including owner’s title insurance, even if paid to an affiliate of Lender or mortgage broker.

2.6.2.6	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the LE and CD

2.6.2.7	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to.

2.6.2.8	Analysis to confirm loan terms are accurately disclosed between the LE and CD.

2.6.2.9	Consultant will confirm a version of the Written List of Service Providers (“WLSP”) as published in the Appendix to Regulation Z was delivered with the initial LE including those services borrower can shop and a revised WLSP was delivered when a revised LE based on a Change of Circumstances introduces additional services borrower is permitted to shop.

2.6.2.10	Consultant will verify the data disclosed by the Lender on the LE meets guidelines for accuracy and content for:

●	Timing Rules (3-day pre and 7-day post rules) as well as exception/waiver rules

●	General Terms

●	Loan Terms

●	Projected Payments (including minimum and maximum payment streams)

●	Closing Costs

●	Cash to Close

●	AP and AIR Table disclosures where appropriate

●	Comparisons – Calculated Disclosures for Five-Years, APR and Total Interest Percentage (TIP)

2.6.2.11	Consultant will verify the data disclosed by the Lender on the CD meets guidelines for accuracy timing and content for:

●	Timing Rules (3-day)

●	General Terms

●	Loan Terms

●	Projected Payments (including minimum and maximum payment streams)

●	Closing Costs

●	Cash to Close

●	AP and AIR Table disclosures where appropriate,

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●	Loan Disclosures

●	Loan Calculations including APR, Finance Charges and Total Interest Percentage (TIP)

●	Other Disclosures

●	Contact Information including address, email, phone and license

●	Proper execution by all borrowers

●	Proper acknowledgement of receipt of copy of the CD by each party with a vested interest in the property for refinance transactions

2.7	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

2.7.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

2.7.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file

2.7.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

2.7.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

2.7.2.1	Confirm the presence of the Special Information Booklet/Home Loan Tool Kit is in file for covered loans.

2.7.2.2	Confirm the Special Information Booklet/Home Loan Tool Kit is provided within three general business days of application

2.7.3	Affiliated Business Disclosure

2.7.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

2.7.3.2	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

2.7.3.3	Confirm the Affiliated Business Disclosure is executed.

2.7.4	Initial Escrow Disclosure Statement

2.7.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file

2.7.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

2.8	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.0	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

3.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.

3.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.

3.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

3.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)

3.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.

3.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).

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3.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
3.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
3.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
3.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
3.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
3.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
3.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
3.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
3.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
3.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
3.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
3.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
3.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
3.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
3.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
3.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
3.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
3.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
3.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
3.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
3.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
3.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
3.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
3.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
3.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
3.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
3.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
3.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
3.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
3.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
3.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
3.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
3.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
3.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
3.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
3.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
3.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
3.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.

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3.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.

3.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

3.47	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.

3.48	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.

3.49	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

3.50	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

3.51	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

3.52	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

3.53	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.

3.54	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.

3.55	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Misrepresentation and Third Party Product Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

4.	Misrepresentation Review

 Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The misrepresentation may include the following:

4.1	Signatures

Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

4.2	Alerts

Assess credit report alerts for accuracy and potential issues.

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4.3	Social Security Numbers

Compare SSN(s) across all file documents.

4.4	Document Integrity

Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

4.5	Data Consistency

Review the documents contained in the loan file for consistency of data.

4.6	Third Party Fraud Tools

To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

5.	Independent Third Party Values

Notes on Independent Third Party Values:

Valuation Methodology

The Consultant reviewed the loans to the following valuation methodologies:

The Client requested the Consultant to order an Automated Valuation Model (“AVM”) to function as the initial third party valuation product to support the appraisal contained in the loan file for all GSE Eligible AUS loans. The Consultant was instructed to order the AVM from Clear Capital.  Clear Capital was chosen given their experience in the valuation space. If the confidence score was less than 80% a Collateral Desktop Analysis (CDA) was ordered.  If the confidence score was equal to or greater than 80% and variance between the AVM and the appraisal was greater than 10% variance or the AVM was indeterminant or not hit, a CDA was ordered.  If the CDA supported the origination appraised value within a 10% variance no additional product was required.  If the CDA did not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal was ordered. If the AVM confidence score was equal to or greater than 80% and the variance between the AVM value and the appraisal falls within a 10% variance a property value grade of an “A” was assigned. If the variance between the CDA value and the appraisal falls within a 10% variance a property value grade of an “A” was assigned. If the variance between the field review value and the appraisal falls within a 10% variance a property value grade of an “A” was assigned. With regard to the GSE Eligible loans that were approved using an AUS property inspection waiver (PIW), the AVM value was compared to the Lender stated value on the AUS. Value was supported within 10% and no additional third party valuation product was required.

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5.1	Value Review Disclaimer

5.1.1            The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

5.1.2            Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.

5.1.3            Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.

5.1.4            Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.

5.1.5            Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

6.	Properties in FEMA declared disaster zones.

 If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure

6.1	No apparent damage to the property

6.2	Property appears to be occupied

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were no obligors with multiple loans in the pool.

Investment Property QM/HPML Status: For Cash Out Refinances on investment properties, Client requested the Consultant presume cash out funds were used for personal use, unless evidence of business use was provided in file. As such, Client requested the Consultant test for QM and HPML on all loans that were presumed cash out personal use.

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Pool Details

Loan Type		
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	11	100.00%
Total	11	100.00%

Product Type		
Type	Count	% of Pool
Fixed	11	100.00%
ARM	0	0.00%
Total	11	100.00%

Interest Rate		
Type	Count	% of Pool
2.250 - 2.499	0	0.00%
2.500 - 2.999	0	0.00%
3.000 - 3.499	1	9.09%
3.500 - 3.999	9	81.82%
4.000 - 4.499	0	0.00%
4.500 - 4.999	1	9.09%
5.000 - 5.499	0	0.00%
5.500 - 5.999	0	0.00%
6.000 - 6.499+	0	0.00%
Total	11	100.00%

Occupancy		
Type	Count	% of Pool
Primary Residence	0	0.00%
Second Home	0	0.00%
Investment Property	11	100.00%
Total	11	100.00%

Purpose		
Type	Count	% of Pool
Cash out Refi	3	27.27%
Purchase	8	72.73%
Rate / Term Refi	0	0.00%
Total	11	100.00%

Property Type		
Type	Count	% of Pool
Single Family Detached	4	36.36%
Co-op	0	0.00%
Condo, Low Rise	4	36.36%
Condo, High Rise	0	0.00%
PUD	3	27.27%
1 Family Attached	0	0.00%
2 Family	0	0.00%
3 Family	0	0.00%
4 Family	0	0.00%
Total	11	100.00%

DTI		
Type	Count	% of Pool
0.00-20.00	0	0.00%
20.01-30.00	2	18.18%
30.01-40.00	4	36.36%
40.01-43.00	3	27.27%
43.01-50.00	2	18.18%
Total	11	100.00%

LTV		
Type	Count	% of Pool
0.00-30.00	0	0.00%
30.01-40.00	0	0.00%
40.01-50.00	0	0.00%
50.01-60.00	1	9.09%
60.01-70.00	1	9.09%
70.01-80.00	9	81.82%
80.01-90.00	0	0.00%
Total	11	100.00%

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Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	0	100.00%
CLTV	0	100.00%
DTI	1	90.91%
FICO	0	100.00%
First Payment Date	3	72.73%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	0	100.00%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	2	81.82%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	0	100.00%
Property County	0	100.00%
Property State	0	100.00%
Property Type	0	100.00%
Qualifying FICO	0	100.00%
Sales Price	0	100.00%
Second Mortgage Lien Amount	0	100.00%
Borrower Last Name	1	90.91%
Borrower First Name	0	100.00%
Self Employed	0	100.00%
Units	0	100.00%
Zip Code	0	100.00%
Total Loans	11

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Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

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Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated November 11, 2021.

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Loans Reviewed (11 Loans)

1B00200664A1
1B00200730A1
1B00200661A1
1B00200594A1
1B00200662A1
1B00200663A1
1B00200720A1
1B00200909A1
1B00200905A1
1B00200904A1
1B00200001A1

If you have any questions, please contact Pete Butler at Peter.Butler1@wipro.com

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